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                                                                    EXHIBIT 21.1



                         Big Lake Financial Corporation



                                  Form 10-KSB



                    For Fiscal Year Ended December 31, 1998







                           Subsidiaries of Registrant

              Big Lake National Bank, incorporated under the laws
                              of the United States